                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

     Filed by the Registrant [X]

     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:

     [ ] Preliminary Proxy Statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     [X] Definitive Proxy Statement

     [ ] Definitive additional materials

     [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
                   MONTGOMERY STREET INCOME SECURITIES, INC.
--------------------------------------------------------------------------------
       (Name of Registrant as Specified in Its Articles of Incorporation)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

     Payment of filing fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials:

--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identity the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

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     (2) Form, Schedule or Registration Statement no.:

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     (3) Filing Party:

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     (4) Date Filed:

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

[Scudder Logo]


                                                              September 10, 1997


                   MONTGOMERY STREET INCOME SECURITIES, INC.

                                 IMPORTANT NEWS

FOR MONTGOMERY STREET INCOME SECURITIES, INC. STOCKHOLDERS


     While we encourage you to read the full text of the enclosed proxy statement, here's a brief overview of a change affecting your Fund which requires a stockholder vote.


                         Q & A:  QUESTIONS AND ANSWERS

Q.  WHAT IS HAPPENING?

A. Scudder, Stevens & Clark, Inc. ("Scudder"), your Fund's investment manager, has agreed to form an alliance with Zurich Insurance Company ("Zurich"). Zurich is a leading international insurance and financial services organization. As a result of the proposed alliance, there will be a change in ownership of Scudder. In order for Scudder to continue to serve as investment manager of your Fund, it is necessary for the Fund's stockholders to approve a new management and investment advisory agreement.

     The following pages give you additional information on Zurich and the proposed new management and investment advisory agreement. Approval of the new management and investment advisory agreement is an important matter to be voted on by you. THE BOARD MEMBERS OF YOUR FUND, NONE OF WHOM IS AFFILIATED WITH SCUDDER, RECOMMEND THAT YOU VOTE FOR THIS PROPOSAL.

Q. WHY AM I BEING ASKED TO VOTE ON THE PROPOSED NEW MANAGEMENT AND INVESTMENT ADVISORY AGREEMENT?

A. The Investment Company Act of 1940, which regulates investment companies, such as the Fund, requires a vote whenever there is a change in control of a fund's investment manager. Zurich's alliance with Scudder will result in such a change of control and requires stockholder approval of a new management and investment advisory agreement with the Fund.

                                                                            MSIS

Q.  HOW WILL THE SCUDDER-ZURICH ALLIANCE AFFECT ME AS A FUND STOCKHOLDER?

A. Your Fund and your Fund's investment objective will not change. You will still own the same shares in the same Fund. The terms of the new management and investment advisory agreement are the same in all material respects as the current management and investment advisory agreement. You should continue to receive the same level of services that you have come to expect from Scudder over the years. If stockholders do not approve the new management and investment advisory agreement, the current management and investment advisory agreement will terminate upon the closing of the transaction and the Board of Directors will take such action as it deems to be in the best interests of your Fund and its stockholders.

Q.  WHY HAS SCUDDER DECIDED TO ENTER INTO THIS ALLIANCE?

A. Scudder believes that the Scudder-Zurich alliance will enable Scudder to enhance its capabilities as a global asset manager. Scudder further believes that the alliance will enable it to enhance its ability to deliver the level of services currently provided to you and your Fund and to fulfill its obligations under the new management and investment advisory agreement consistent with current practices.

Q.  WILL THE INVESTMENT MANAGEMENT FEES BE THE SAME?

A.  Yes, the investment management fees paid by your Fund will remain the same.

Q.  HOW DO THE BOARD MEMBERS OF MY FUND RECOMMEND THAT I VOTE?

A. After careful consideration, the Board members of your Fund, none of whom is affiliated with Scudder, recommend that you vote in favor of the proposal on the enclosed proxy card.

Q.  WHOM DO I CALL FOR MORE INFORMATION?

A. Please call Shareholder Communications Corporation, your Fund's information agent, at 1-800-733-8481, ext. 488.

Q. WILL THE FUND PAY FOR THE PROXY SOLICITATION AND LEGAL COSTS ASSOCIATED WITH THIS TRANSACTION?

A.  No, Scudder will bear these costs.

                              ABOUT THE PROXY CARD

     If you have more than one account in the Fund in your name at the same address, you will receive separate proxy cards for each account, but only one proxy statement for the Fund. Please vote all issues on each proxy card that you receive.

               THANK YOU FOR MAILING YOUR PROXY CARD(S) PROMPTLY.
                                                                            MSIS

                                 [SCUDDER LOGO]

For more information please call Shareholder Communications Corporation, your Fund's information agent, at 1-800-733-8481, ext. 488.

                                                                            MSIS

                   MONTGOMERY STREET INCOME SECURITIES, INC.

                                               101 California Street, Suite 4100
                                                 San Francisco, California 94111


                                                              September 10, 1997

[MONTGOMERY LOGO]

Dear Stockholder:
     Scudder, Stevens & Clark, Inc. ("Scudder") has entered into an agreement with Zurich Insurance Company ("Zurich") pursuant to which Scudder and Zurich have agreed to form an alliance. Under the terms of the agreement, Zurich will acquire a majority interest in Scudder, and Zurich Kemper Investments, Inc., a Zurich subsidiary, will become part of Scudder. Scudder's name will be changed to Scudder Kemper Investments, Inc. As a result of this transaction, it is necessary for the stockholders of each of the funds for which Scudder acts as investment manager, including your Fund, to approve a new management and investment advisory agreement.
     Scudder and Zurich have advised your Fund and its Board of Directors as to the following important facts about the transaction:
     - The transaction has no effect on the number of shares you own or the net asset value of those shares.
     - The advisory fees and expenses paid by your Fund will not increase as a result of this transaction.
     - The investment objectives of your Fund will remain the same.
     - The transaction should cause no reduction in the quality of services provided to your Fund and should enhance Scudder's ability to provide such services.
     THE BOARD MEMBERS OF YOUR FUND, ALL OF WHOM ARE INDEPENDENT OF SCUDDER, BELIEVE THAT THE PROPOSAL SET FORTH IN THE NOTICE OF MEETING FOR YOUR FUND IS IMPORTANT AND RECOMMEND THAT YOU READ THE ENCLOSED MATERIALS CAREFULLY AND THEN VOTE FOR THE PROPOSAL.
     Since all of the funds for which Scudder acts as investment manager are required to conduct stockholder meetings, if you own shares of more than one fund, you will receive more than one proxy card. Please sign and return each proxy card you receive.
     Your vote is important. PLEASE TAKE A MOMENT NOW TO SIGN AND RETURN YOUR PROXY CARD(S) IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE. If we do not receive your executed proxy card(s) after a reasonable amount of time you may receive a telephone call from our proxy solicitor, Shareholder Communications Corporation, reminding you to vote your shares.
     Thank you for your cooperation and continued support.

Respectfully,

/s/ John T. Packard                                  /s/ James C. Van Horne
John T. Packard                                      James C. Van Horne
President                                            Chairman of the Board

STOCKHOLDERS ARE URGED TO SIGN AND RETURN THE PROXY CARD(S) IN THE POSTAGE-PAID ENVELOPE SO AS TO ENSURE A QUORUM AT THE MEETING. YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR SHAREHOLDINGS.

                   MONTGOMERY STREET INCOME SECURITIES, INC.

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To the Stockholders of
Montgomery Street Income Securities, Inc.:

     Please take notice that a Special Meeting of Stockholders of Montgomery Street Income Securities, Inc. (the "Fund") will be held at the offices of Scudder, Stevens & Clark, Inc., 101 California Street, Suite 4100, San Francisco, California 94111, on October 10, 1997, at 9:30 a.m., Pacific time, for the following purpose:

     (1) To approve or disapprove a new management and investment advisory agreement between the Fund and Scudder Kemper Investments, Inc.

     The appointed proxies will vote on any other business as may properly come before the meeting or any adjournments thereof.

     Holders of record of shares of common stock of the Fund at the close of business on August 29, 1997 are entitled to vote at the meeting and at any adjournments thereof.

     In the event that the necessary quorum to transact business or the vote required to approve or reject the proposal is not obtained at the meeting, the persons named as proxies may propose one or more adjournments of the meeting in accordance with applicable law, to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the Fund's shares present in person or by proxy at the meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor and will vote against any such adjournment those proxies to be voted against the proposal.

                                             By order of the Board of Directors,

                                             Thomas F. McDonough, Secretary



September 10, 1997


     IMPORTANT--WE URGE YOU TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD(S) IN THE ENCLOSED ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE AND IS INTENDED FOR YOUR CONVENIENCE. YOUR PROMPT RETURN OF THE ENCLOSED PROXY CARD(S) MAY SAVE THE NECESSITY AND EXPENSE OF FURTHER SOLICITATIONS TO ENSURE A QUORUM AT THE SPECIAL MEETING. IF YOU CAN ATTEND THE MEETING AND WISH TO VOTE YOUR SHARES IN PERSON AT THAT TIME, YOU WILL BE ABLE TO DO SO.

                   MONTGOMERY STREET INCOME SECURITIES, INC.

       101 CALIFORNIA STREET, SUITE 4100, SAN FRANCISCO, CALIFORNIA 94111

                                PROXY STATEMENT

GENERAL

     This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of Montgomery Street Income Securities, Inc. (the "Fund") for use at the Special Meeting of Stockholders, to be held at the offices of Scudder, Stevens & Clark, Inc. ("Scudder"), 101 California Street, Suite 4100, San Francisco, California 94111, on October 10, 1997, at 9:30 a.m., Pacific time, and at any and all adjournments thereof (the "Meeting"). (In the description of the proposal below, the word "fund" is sometimes used to mean investment companies or series thereof in general, and not the Fund whose proxy statement this is.)


     This proxy statement, the Notice of Special Meeting and the proxy card are first being mailed to stockholders on or about September 10, 1997 or as soon as practicable thereafter. You may revoke the enclosed proxy at any time insofar as it has not yet been exercised by the appointed proxies. You may do so by:


     - written notice to the Fund, c/o State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200, Attn: Manager, Proxy Department;

     - written notice to the Fund at the address set forth under the above letterhead;

     - giving a later proxy; or

     - attending the Meeting and voting your shares in person.

     All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the proposal referred to in the proxy statement. The presence at the Meeting, in person or by proxy, of the holders of a majority of the shares entitled to be cast shall be necessary and sufficient to constitute a quorum for the transaction of business. In the event that the necessary quorum to transact business or the vote required to approve or reject the proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law, to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the Fund's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor and will vote against any such adjournment those proxies to be voted against the proposal. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, stockholders are urged to forward their voting instructions promptly.

     Proposal 1 requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund. The term "majority of the outstanding voting securities," as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), and as used in this proxy statement, means: the lesser of (1) 67% of the voting securities of the Fund present at the Meeting if more than 50% of the outstanding shares of the Fund are present in person or by proxy or (2) more than 50% of the outstanding shares of the Fund.

     Abstentions will have the effect of a "no" vote for Proposal 1. Broker non-votes will have the effect of a "no" vote on Proposal 1 if such vote is determined on the basis of obtaining the affirmative vote of more than 50% of the outstanding shares of the Fund. Broker non-votes will not constitute "yes" or "no" votes and will be disregarded in determining the voting securities "present" if such vote is determined on the basis of the affirmative vote of 67% of the voting securities of the Fund present at the Meeting with respect to Proposal 1.

     Holders of record of the shares of the common stock of the Fund at the close of business on August 29, 1997 (the "Record Date"), will be entitled to one vote per share on all business of the Meeting. The number of shares outstanding as of June 30, 1997 was 10,190,250.


     The table below sets forth the number of shares of the Fund owned beneficially by the Directors and the President of the Fund as of June 30, 1997.



                                                            SHARES BENEFICIALLY
                                                                 OWNED ON
             NAME                       POSITION             JUNE 30, 1997(1)
------------------------------  -------------------------   -------------------
James C. Van Horne              Chairman of the Board and           1,500
                                Director
John T. Packard                 President                             500
John C. Atwater                 Director                              100
Richard J. Bradshaw             Director                            2,240(2)
Otto W. Butz                    Director                              325(3)
Maryellie K. Moore              Director                            2,360
Wendell G. Van Auken            Director                            9,008
All Directors and Officers as
  a group (14 in number)                                           22,635(4)

---------------
(1) The information as to beneficial ownership is based on statements furnished to the Fund by each person named. Unless otherwise noted, beneficial ownership is based on sole voting and investment power. Each person's individual shareholdings of the Fund constituted less than 1/4 of 1% of the shares outstanding of the Fund. As a group, the Directors and Officers owned less than 1/4 of 1% of the shares of the Fund.



(2) Mr. Bradshaw's shares are held with shared voting and investment power.



(3) Mr. Butz's shares are held with shared voting and investment power.



(4) As of June 30, 1997, the shares held by the Directors and Officers included 8,167 shares held with shared investment and voting power.


     To the best of the Fund's knowledge, as of June 30, 1997, no person owned beneficially more than 5% of the outstanding shares of the Fund.


     The Fund provides periodic reports to all of its stockholders which highlight relevant information including investment results and a review of portfolio changes. You may receive an additional copy of the most recent annual report for the Fund, and a copy of any more recent semi-annual report, without charge, by calling 1-800-552-2556 or writing the Fund, 101 California Street, Suite 4100, San Francisco, California 94111.


                   PROPOSAL 1: APPROVAL OR DISAPPROVAL OF NEW
                  MANAGEMENT AND INVESTMENT ADVISORY AGREEMENT

INTRODUCTION

     Scudder acts as the investment adviser to and manager for the Fund pursuant to a Management and Investment Advisory Agreement dated July 23, 1996 (the "Current Investment Management Agreement"). (Scudder is sometimes referred to in this proxy statement as the "Investment Manager.")

     On June 26, 1997, Scudder entered into a Transaction Agreement (the "Transaction Agreement") with Zurich Insurance Company ("Zurich") pursuant to which Scudder and Zurich have agreed to form an alliance. Under the terms of the Transaction Agreement, Zurich will acquire a majority interest in Scudder, and Zurich Kemper Investments, Inc. ("ZKI"), a Zurich subsidiary, will become part of Scudder. Scudder's name will be changed to Scudder Kemper Investments, Inc. ("Scudder Kemper"). The foregoing are referred to as the "Transactions." ZKI, a Chicago-based investment adviser and the adviser to the Kemper funds, has approximately $80 billion under management. The headquarters of Scudder Kemper will be in New York. Edmond D. Villani, Scudder's Chief Executive Officer, will continue as Chief Executive Officer of Scudder Kemper and will become a member of Zurich's Corporate Executive Board.

     Consummation of the Transactions would constitute an "assignment," as that term is defined in the 1940 Act, of the Fund's Current Investment Management Agreement with Scudder. As required by the 1940 Act, the Current Investment Management Agreement provides for its automatic termination in the event of its assignment. In anticipation of the Transactions, a new management and investment advisory agreement (the "New Investment Management Agreement") between the Fund and Scudder Kemper is being proposed for approval by stockholders of the Fund. A copy of the form of the New Investment Management Agreement is attached hereto as Exhibit A. THE NEW INVESTMENT MANAGEMENT AGREEMENT FOR THE FUND IS ON THE SAME TERMS IN ALL MATERIAL RESPECTS AS THE CURRENT INVESTMENT MAN-

AGEMENT AGREEMENT. The material terms of the Current Investment Management Agreement are described under "Description of the Current Investment Management Agreement" below.

BOARD OF DIRECTORS RECOMMENDATION

     On August 26, 1997, the Board of the Fund, including Directors who are not parties to such agreement or "interested persons" (as defined under the 1940
Act) ("Non-interested Directors") of any such party, voted to approve the New Investment Management Agreement and to recommend its approval to stockholders.

     For information about the Board's deliberations and the reasons for its recommendation, please see "Board of Directors Evaluation" below.

     The Board of the Fund recommends that stockholders vote in favor of the approval of the New Investment Management Agreement.

BOARD OF DIRECTORS EVALUATION


     On July 10, 1997, the Board of Directors of the Fund convened in person to begin giving consideration to the Transactions contemplated by the Transaction Agreement with Zurich and the advisability of entering into the New Investment Management Agreement with Scudder Kemper. At this time, Scudder representatives described Scudder's objectives in entering into the Transaction Agreement and indicated their expectations for the Transactions' effects on Scudder, the Fund, and the other funds under Scudder management. Scudder subsequently furnished the Board additional information regarding the proposed Transactions, including information regarding the terms of the proposed Transactions, the Zurich and ZKI organizations, the new Scudder Kemper organization, the future plans of the parties, and the funds currently managed by Scudder and ZKI. At a special, in-person meeting held on August 26, 1997, the Directors discussed the information among themselves and with representatives of Scudder and Zurich. In reviewing the terms of the New Investment Management Agreement, the Board of Directors of the Fund was advised by the Fund's independent counsel.


     In the course of these discussions, Scudder and Zurich advised the Board that they did not expect that the proposed Transactions would have a material effect on the operations of the Fund or its stockholders. Scudder noted that the Transaction Agreement, by its terms, does not contemplate any changes in the structure or operations of the Fund. Scudder and Zurich informed the Directors that they intend to maintain the separate existence of the Fund and that, although they expect that various portions of the ZKI organization would be combined with Scudder's operations, the senior executives of Scudder over-seeing those operations will remain largely unchanged. It was also noted that the senior investment and administrative personnel providing services to the Fund were not expected to change as a result of the Transactions. In their discussions with the Board, Scudder and Zurich representatives emphasized the strengths of the Zurich organization and their commitment to provide the new Scudder Kemper organization with the resources necessary to continue to provide high quality services to the Fund and the other investment advisory clients of the new Scudder Kemper organization.


     The Board was advised that, under the Transaction Agreement, Scudder and ZKI have agreed that they will use their commercially reasonable efforts to ensure the satisfaction of the conditions set forth in Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of the investment adviser's affiliated persons (as defined under the 1940 Act) to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be "interested persons" of such investment adviser or its successor. The Board is currently in compliance with this provision of Section 15(f). Second, an "unfair burden" must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" is defined in Section 15(f) to include any arrangement during the two-year period after the transaction whereby the investment adviser, or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its stockholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company). No such compensation agreements are contemplated in connection with the Transactions. Scudder has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the meeting of, the Fund's stockholders as well as other fees and expenses in connection with the Transactions, including the fees and expenses of legal counsel to the Fund.



     In evaluating the Transactions and their effect on the Fund, the Board considered (i) the assurances of Scudder and Zurich that the alliance should not affect Scudder's ability to deliver the level of services currently provided to the Fund and its stockholders and fulfill its obligations under the New Investment Management Agreement consistent with current practices, (ii) the undertaking by Scudder and Zurich that no unfair burden would be imposed upon the Fund as a result of the Transactions, and (iii) that the New Investment Management Agreement for the Fund, including the terms relating to the services to be provided to, and the fees and expenses payable by, the Fund, is on the same terms in all material respects as the Current Investment Management Agreement. The Board also considered that continuance of the New Investment Management Agreement would be reviewed again by the Board in 1998. The Board noted that, in previously approving the continuation of the Current

Investment Management Agreement, the Board, including the Non-interested Directors, had considered a number of other factors. Among such factors were: the long-term investment record of the Investment Manager in advising the Fund; the experience and research capabilities of the Investment Manager in fixed-income instruments, including mortgage-related securities and private placements; the relatively low expenses and expense ratio of the Fund; the Investment Manager's access to quality service providers at reasonable cost due to the size of its assets under management; the quality of the administrative services to the Fund; the experience of the Investment Manager in administering other open- and closed-end funds; the availability and responsiveness of the Investment Manager and its attention to internal controls and procedures; the extent and quality of information provided to the Board of Directors and stockholders; the continuity in the Fund's investment and administrative personnel; the financial resources of the Investment Manager and its ability to retain capable personnel; the Investment Manager's financial condition, profitability and assets under management; and possible indirect benefits to the Investment Manager from serving as adviser of the Fund.

INFORMATION CONCERNING THE TRANSACTIONS AND ZURICH

     Under the Transaction Agreement, Zurich will pay $866.7 million in cash to acquire two-thirds of Scudder's outstanding shares and will contribute ZKI to Scudder for additional shares, following which Zurich will have a 79.1% fully diluted equity interest in the combined business. Zurich will then transfer a 9.6% fully diluted equity interest in Scudder Kemper to a compensation pool for the benefit of Scudder and ZKI employees, as well as cash and warrants on Zurich shares for award to Scudder employees, in each case subject to five-year vesting schedules. After giving effect to the Transactions, current Scudder stockholders will have a 29.6% fully diluted equity interest in Scudder Kemper and Zurich will have a 69.5% fully diluted interest in Scudder Kemper. Scudder's name will be changed to Scudder Kemper Investments, Inc.

     The purchase price for Scudder or for ZKI in the Transactions is subject to adjustment based on the impact to revenues of non-consenting clients, and will be reduced if the annualized investment management fee revenues (excluding the effect of market changes, but taking into account new assets under management) from clients at the time of closing, as a percentage of such revenues as of June 30, 1997 (the "Revenue Run Rate Percentage"), is less than 90%.

     At the closing, Zurich and the other stockholders of Scudder Kemper will enter into a Second Amended and Restated Security Holders Agreement (the "New SHA"). Under the New SHA, Scudder stockholders will be entitled to designate three of the seven members of the Scudder Kemper board and two of the four members of an Executive Committee, which will be the primary management-level committee of Scudder Kemper. Zurich will be entitled to designate the other four members of the Scudder Kemper board and the other two members of the Executive Committee.

     The names, addresses and principal occupations of the initial Scudder-designated directors of Scudder Kemper are as follows: Lynn S. Birdsong, 345 Park Avenue, New York, New York, Managing Director of Scudder; Cornelia M. Small, 345 Park Avenue, New York, New York, Managing Director of Scudder; and Edmond D. Villani, 345 Park Avenue, New York, New York, President, Chief Executive Officer and Managing Director of Scudder.

     The names, addresses and principal occupations of the initial Zurich-designated directors of Scudder Kemper are as follows: Lawrence W. Cheng, Mythenquai 2, Zurich, Switzerland, Chief Investment Officer for Investments and Institutional Asset Management and the corporate functions of Securities and Real Estate for Zurich; Steven M. Gluckstern, Mythenquai 2, Zurich, Switzerland, responsible for Reinsurance, Structured Finance, Capital Market Products and Strategic Investments, and a member of the Corporate Executive Board of Zurich; Rolf Hueppi, Mythenquai 2, Zurich, Switzerland, Chairman of the Board and Chief Executive Officer of Zurich; and Markus Rohrbasser, Mythenquai 2, Zurich, Switzerland, Chief Financial Officer and member of the Corporate Executive Board of Zurich.

     The initial Scudder-designated Executive Committee members of Scudder Kemper will be Messrs. Birdsong and Villani (Chairman). The initial Zurich-designated Executive Committee members will be Messrs. Cheng and Rohrbasser.


     The New SHA requires the approval of a majority of the Scudder-designated directors for certain decisions, including changing the name of Scudder Kemper, effecting a public offering before April 15, 2005, causing Scudder Kemper to engage substantially in non-investment management and related business, making material acquisitions or divestitures, making material changes in Scudder Kemper's capital structure, dissolving or liquidating Scudder Kemper, or entering into certain affiliated transactions with Zurich. The New SHA also provides for various put and call rights with respect to Scudder Kemper stock held by current Scudder employees, limitations on Zurich's ability to purchase other asset management companies outside of Scudder Kemper, rights of Zurich to repurchase Scudder Kemper stock upon termination of employment of Scudder Kemper personnel, and registration rights for stock held by continuing Scudder stockholders.


     The Transactions are subject to a number of conditions, including approval by Scudder stockholders; the Revenue Run Rate Percentages of Scudder and ZKI each being at least 75%; Scudder and ZKI having obtained director and stockholder approvals from U.S.-registered funds representing at least 90% of assets of such funds under management as of June 30, 1997; the absence of any restraining order or injunction preventing the Transactions, or any litigation challenging the Transactions that is reasonably likely to result in an injunction or invalidation of the Transactions; and the continued accuracy of the representations and warranties contained in the Transaction Agreement. The Transactions are expected to close during the fourth quarter of 1997.

     Founded in 1872, Zurich is a multinational, public corporation organized under the laws of Switzerland. Its home office is located at Mythenquai 2, 8002 Zurich, Switzerland. Historically, Zurich's earnings have resulted from its operations as an insurer as well as from its ownership of its subsidiaries and affiliated companies (the "Zurich Insurance Group"). Zurich and the Zurich Insurance Group provide an extensive range of insurance products and services, and have branch offices and subsidiaries in more than 40 countries throughout the world. The Zurich Insurance Group is particularly strong in the insurance of international companies and organizations. Over the past few years, Zurich's global presence, particularly in the United States, has been strengthened by means of selective acquisitions.


     The information set forth in this proxy statement and the accompanying materials concerning the Transactions, Scudder Kemper and Scudder has been provided to the Fund by Scudder, and the information concerning Zurich and ZKI has been provided to the Fund by Zurich.


DESCRIPTION OF THE CURRENT INVESTMENT MANAGEMENT AGREEMENT


     Under the Current Investment Management Agreement, Scudder provides the Fund with continuing investment management services. The Current Investment Management Agreement provides that the Investment Manager provides statistical and research facilities and services, supervises the composition of the Fund's portfolio, determines the nature and timing of changes therein and the manner of effectuating such changes, and causes the purchase and sale of portfolio securities, subject to control by the Board of Directors. In addition to providing investment management and advisory services, the Current Investment Management Agreement provides that the Investment Manager assists in the administration of the Fund and furnishes office space, all necessary office facilities, basic business equipment, supplies, utilities, property casualty insurance and telephone service for managing the affairs of the Fund and keeping the books and records. The Current Investment Management Agreement requires the Investment Manager to arrange, if desired by the Board of Directors, for officers or employees of the Investment Manager to serve, with or without compensation from the Fund, as officers, directors or employees of the Fund.


     The Current Investment Management Agreement provides that the Fund bear all expenses incurred in the operation of the Fund--except those that the Investment Manager expressly assumes in the Current Investment Management Agreement. Such expenses borne by the Fund include (a) all costs and expenses incident to: (i) the registration of the Fund under the 1940 Act, or (ii) any public offering of shares of the Fund, for cash or otherwise, including those costs and expenses relating to the registration of shares under the Securities Act of 1933, as amended (the "Securities Act"), the qualification of shares of the Fund under state securities laws, the printing or other reproduction and distribution of any registration statement (and all amendments thereto) under the Securities Act, the preliminary and final prospectuses included therein, and any other necessary documents incident to any public offering, the advertising of shares of the Fund and the review by the National Association of Securities Dealers, Inc. of any underwriting arrangements; (b) the charges and expenses of any registrar or any custodian appointed by the Fund for the safekeeping of its cash, portfolio securities and other property; (c) the charges and expenses of auditors (including the preparation of tax returns); (d) the charges and expenses of any stock transfer, dividend agent or registrar appointed by the Fund; (e) broker's commissions chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party;
(f) all taxes, including securities issuance and transfer taxes, and corporate fees payable by the Fund to federal, state or other governmental agencies; (g) the cost and expense of engraving or printing stock certificates representing shares of the Fund; (h) fees involved in registering and maintaining registrations of the Fund and of its shares with the Securities and Exchange Commission (the "SEC") and various states and other jurisdictions; (i) all expenses of stockholders' and directors' meetings and of preparing, printing and mailing proxy statements and quarterly, semiannual and annual reports to stockholders; (j) fees and travel expenses of Directors of the Fund who are not directors, officers or employees of the Investment Manager or its "affiliates" (as defined in the 1940 Act); (k) all fees and expenses incident to any dividend or distribution reinvestment program; (l) charges and expenses of outside legal counsel in connection with matters relating to the Fund, including without limitation, legal services rendered in connection with the Fund's corporate and financial structure and relations with its stockholders, issuance of Fund shares, and registrations and qualifications of securities under federal, state and other laws; (m) association dues; (n) interest payable on Fund borrowings;
(o) fees and expenses incident to the listing of Fund shares on any stock exchange; (p) costs of information obtained from sources other than the Investment Manager or its "affiliates" (as defined in the 1940 Act) relating to the valuation of portfolio securities; and (q) postage.


     In return for the services provided by the Investment Manager as investment manager, and the expenses it assumes under the Current Investment Management Agreement, the Fund pays the Investment Manager a monthly fee which, on an annual basis, is equal to 0.50 of 1.00% of the value of the net assets of the Fund up to and including $150 million, 0.45 of 1.00% of the value of the net assets of the Fund over $150 million and up to and including $200 million, and
0.40 of 1.00% of the value of the net assets of the Fund over $200 million. During the fiscal year ended December 31, 1996, the fees paid to the Investment Manager amounted to $959,376.

     The Current Investment Management Agreement provides that if expenses of the Fund (including the advisory fee but excluding interest, taxes, brokerage commissions and extraordinary expenses) in any fiscal year exceed a specified expense limitation, the Investment Manager will pay the excess to the Fund. The specified limitation is 1.50% of the first $30 million of the Fund's average net assets plus 1.00% of the Fund's average net assets in excess of $30 million. The Current Investment Management Agreement provides that extraordinary expenses, such as litigation expenses and the cost of issuing new shares, are excluded expenses for purposes of the expense limitations described in this paragraph and the immediately succeeding paragraph and that the Investment Manager will not be obliged to pay any amount to the Fund during any fiscal year in excess of the amount of the advisory fee for such fiscal year.

     The Current Investment Management Agreement also provides for a second expense limitation, relating to the Fund's gross income (including gains from the sale of securities without offset for losses, unpaid interest on debt securities of the Fund's portfolio, and dividends declared but not paid on equity securities in the Fund's portfolio). This limitation provides that if, for any fiscal year, the expenses of the Fund described in the preceding paragraph, less any amount payable by the Investment Manager to the Fund on account of the first expense limitation, exceed 25% of the Fund's gross income for the year, the Investment Manager will promptly pay the excess to the Fund.

     For the fiscal year ending December 31, 1996, the Fund's expenses did not exceed these limitations.

     The Current Investment Management Agreement may be terminated on 60 days' written notice, without penalty, by a majority vote of the Board of Directors, by the vote of a majority of the Fund's outstanding voting securities, or by the Investment Manager, and automatically terminates in the event of its assignment.

     The Current Investment Management Agreement provides that the Investment Manager will not be liable for any acts or omissions of any predecessor adviser and neither the Investment Manager nor any director, officer, agent or employee of the Investment Manager will be liable or responsible to the Fund or its stockholders except for willful misfeasance, bad faith, gross negligence or reckless disregard of their respective duties or breach of fiduciary duty. The Current Investment Management Agreement also provides that the Fund will hold the Investment Manager harmless from judgments against it resulting from acts or omissions in the performance of its obligations under the Current Investment Management Agreement which are specifically the result of written instructions of the President, any Vice President or a majority of the Board of Directors of the Fund. There must, however, be an express finding that such acts or omissions did not constitute willful misfeasance, bad faith, gross negligence or reckless disregard of duties.

     Scudder has acted as the Investment Manager for the Fund since October 6, 1988. The Current Investment Management Agreement is dated July 23, 1996, and was last approved by the Board of Directors on April 11, 1997 and by the stockholders of the Fund on July 11, 1996 and continues until July 8, 1998. The Current Investment Management Agreement was last submitted to stockholders in connection with the reincorporation of the Fund in Maryland.

THE NEW INVESTMENT MANAGEMENT AGREEMENT

     The New Investment Management Agreement for the Fund will be dated as of the date of the consummation of the Transactions, which is expected to occur in the fourth quarter of 1997, but in no event later than February 28, 1998. The New Investment Management Agreement will be in effect until July 31, 1998, and may continue thereafter from year to year only if specifically approved at least annually by the vote of "a majority of the outstanding voting securities" of the Fund, or by the Board and, in either event, the vote of a majority of the Non-interested Directors, cast in person at a meeting called for such purpose. In the event that stockholders of the Fund do not approve the New Investment Management Agreement, the Current Investment Management Agreement will remain in effect until the closing of the Transactions, at which time it would terminate. In such event, the Board of Directors of the Fund will take such action as it deems to be in the best interest of the Fund and its stockholders. In the event the Transactions are not consummated, Scudder will continue to provide services to the Fund in accordance with the terms of the Current Investment Management Agreement for such periods as may be approved at least annually by the Board, including a majority of the Non-interested Directors.

DIFFERENCES BETWEEN THE CURRENT AND NEW INVESTMENT MANAGEMENT
AGREEMENTS

     The New Investment Management Agreement is the same as the Current Investment Management Agreement in all material respects. The only changes that have been made are to change the name of the Investment Manager under the New Investment Management Agreement to Scudder Kemper Investments, Inc. and to modify the effective and termination dates.

INVESTMENT MANAGER

     Scudder is one of the most experienced investment counsel firms in the United States. It was established in 1919 as a partnership and was restructured as a Delaware corporation in 1985. The principal source of Scudder's income is professional fees received from providing continuing investment advice. Scudder provides investment counsel for many individuals and institutions, including insurance companies, endowments, industrial corporations and financial and banking organizations.

     Scudder is a Delaware corporation. Daniel Pierce* is the Chairman of the Board of Scudder, Edmond D. Villani# is President and Chief Executive Officer of Scudder, Stephen R. Beckwith#, Lynn S. Birdsong#, Nicholas Bratt#, E. Michael Brown*, Mark S. Casady*, Linda C. Coughlin*, Margaret D. Hadzima*, Jerard K. Hartman#, Richard A. Holt@, John T. Packard+, Kathryn L. Quirk#, Cornelia M. Small# and Stephen A. Wohler* are the other members of the Board of Directors of Scudder (see footnote for symbol key). The principal occupation of each of the above named individuals is serving as a Managing Director of Scudder.
------------------------------
* Two International Place, Boston, Massachusetts

# 345 Park Avenue, New York, New York

+ 101 California Street, San Francisco, California

@ Two Prudential Plaza, 180 North Stetson, Suite 5400, Chicago, Illinois

     All of the outstanding voting and nonvoting securities of Scudder are held of record by Stephen R. Beckwith, Juris Padegs#, Daniel Pierce, and Edmond D. Villani in their capacity as the representatives of the beneficial owners of such securities (the "Representatives"), pursuant to a Security Holders' Agreement among Scudder, the beneficial owners of securities of Scudder and such Representatives. Pursuant to the Security Holders' Agreement, the Representatives have the right to reallocate shares among the beneficial owners from time to time. Such reallocations will be at net book value in cash transactions. All Managing Directors of Scudder own voting and nonvoting stock and all Principals of Scudder own nonvoting stock.

     Directors, officers and employees of Scudder from time to time may enter into transactions with various banks, including the Fund's custodian bank. It is Scudder's opinion that the terms and conditions of those transactions will not be influenced by existing or potential custodial or other Fund relationships.

     Exhibit B sets forth the fees and other information relating to other investment companies with similar investment objectives advised by Scudder.

BROKERAGE COMMISSIONS ON PORTFOLIO TRANSACTIONS

     To the maximum extent feasible, Scudder places orders for portfolio transactions through Scudder Investor Services, Inc., Two International Place, Boston, Massachusetts 02110 (a corporation registered as a broker/dealer and a subsidiary of Scudder), which in turn places orders on behalf of the Fund with issuers, underwriters or other brokers and dealers. In selecting brokers and dealers with which to place portfolio transactions for the Fund, Scudder will not consider sales of shares of funds advised by Scudder and ZKI, although it may place such transactions with brokers and dealers that sell shares of funds advised by ZKI. Scudder Investor Services, Inc. receives no commissions, fees or other remuneration from the Fund for this service. Allocation of portfolio transactions is supervised by Scudder.

REQUIRED VOTE

     Approval of this Proposal requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund. The Directors recommend that the stockholders vote in favor of this Proposal 1.

                             ADDITIONAL INFORMATION

GENERAL

     The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone or telegraph, will be paid by Scudder. In addition to solicitation by mail, certain officers and representatives of the Fund, officers and employees of

Scudder and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally.

     Shareholder Communications Corporation ("SCC") has been engaged to assist in the solicitation of proxies. As the Meeting date approaches, certain stockholders of the Fund may receive a telephone call from a representative of SCC if their vote has not yet been received. To the extent legally permitted, authorization to permit SCC to execute proxies may be obtained by telephonic or electronically transmitted instructions from stockholders of the Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. These procedures have been designed to ensure that the identity of the stockholder casting the vote is accurately determined and that the voting instructions of the stockholder are accurately determined.

     In all cases where a telephonic proxy is solicited, the SCC representative is required to ask for each stockholder's full name, address, social security or employer identification number, title (if the stockholder is authorized to act on behalf of an entity, such as a corporation), and the number of shares owned and to confirm that the stockholder has received the proxy statement and card in the mail. If the information solicited agrees with the information provided to SCC, then the SCC representative has the responsibility to explain the process, read the proposal listed on the proxy card, and ask for the stockholder's instructions on the proposal. The SCC representative, although he or she is permitted to answer questions about the process, is not permitted to recommend to the stockholder how to vote, other than to read any recommendation set forth in the proxy statement. SCC will record the stockholder's instructions on the card. Within 72 hours, the stockholder will be sent a letter or mailgram to confirm his or her vote and asking the stockholder to call SCC immediately if his or her instructions are not correctly reflected in the confirmation.

     If the stockholder wishes to participate in the Meeting, but does not wish to give his or her proxy by telephone, the stockholder may still submit the proxy card originally sent with the proxy statement or attend in person. Should stockholders require additional information regarding the proxy or replacement proxy cards, they may contact SCC toll-free at 1-800-733-8481, ext. 488. Any proxy given by a stockholder, whether in writing or by telephone, is revocable.

PROPOSALS OF STOCKHOLDERS

     A rule of the SEC provides for a deadline by which stockholders must submit any proposals to be considered for inclusion in the Fund's proxy statement for next year's annual meeting. Unless you are otherwise notified, the deadline for receiving stockholders' proposals for that meeting is January 23, 1998.

OTHER MATTERS TO COME BEFORE THE MEETING


     The Board of Directors of the Fund is not aware of any matters that will be presented for action at the Meeting other than the matter set forth herein. Should any other matters requiring a vote of stockholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Fund.


PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

By order of the Board of Directors,

/s/ Thomas F. McDonough

Thomas F. McDonough
Secretary

                                                                       EXHIBIT A


                                  FORM OF NEW

                  MANAGEMENT AND INVESTMENT ADVISORY AGREEMENT
                                    BETWEEN
                   MONTGOMERY STREET INCOME SECURITIES, INC.
                                      AND
                        SCUDDER KEMPER INVESTMENTS, INC.

     AGREEMENT made as of this             day of             1997 by and
between Montgomery Street Income Securities, Inc., a Maryland corporation (hereinafter called the "Fund"), and Scudder Kemper Investments, Inc., a Delaware corporation (hereinafter called the "Manager").

     WHEREAS, the Fund engages in business as a closed-end management investment company and is registered as such under the Investment Company Act of 1940, as amended; and

     WHEREAS, the Manager is registered as an investment adviser under the Investment Advisers Act of 1940 and is engaged in the business of providing investment advice; and

     WHEREAS, the Fund desires to retain the Manager to render such services in the manner and on the terms and conditions hereinafter set forth; and

     WHEREAS, the Manager desires to perform such services in the manner and on the terms and conditions hereinafter set forth;

     NOW, THEREFORE, this Agreement

                                  WITNESSETH:

that in consideration of the foregoing and of the premises and covenants hereinafter contained, the Fund and the Manager agree as follows:

     1. The Fund hereby employs the Manager to provide investment advisory, statistical and research facilities and services, to supervise the composition of the Fund's portfolio, to determine the nature and timing of changes therein and the manner of effectuating such changes and to cause the purchase and sale of portfolio securities, subject to overall supervision by the Fund's Board of Directors, all for the period and on the terms set forth in this Agreement. The Manager hereby accepts such employment and agrees to render the services and to assume the obligations herein set forth, for the compensation herein provided.

     2. The Manager shall, at its expense:

          (a) Furnish to the Fund research and statistical and other factual information and reports with respect to securities held by the Fund or which the Fund might purchase. It shall also furnish to the Fund such information as may be appropriate concerning developments which may affect issuers of securities held by the Fund or which the Fund might purchase or the business in which such issuers may be engaged. Such statistical and other factual information and reports shall include information and reports on industries, businesses, corporations and all types of securities which the Fund is empowered to purchase, whether or not the Fund has at any time any holdings in such industries, businesses, corporations or securities.

          (b) Furnish to the Fund, from time to time, advice, information and recommendations with respect to the acquisition, holding or disposal by the Fund of securities in which the Fund is permitted to invest in accordance with its investment objectives, policies and limitations ("Eligible Securities"), and subject to overall supervision of the Board of Directors of the Fund, arrange purchases and sales of Eligible Securities on behalf of the Fund.

          (c) Furnish to the Fund necessary assistance in, as reasonably requested by the Fund:

             (i) The preparation and filing of all reports (including Form N-SAR) now or hereafter required by Federal or other laws or regulations.

             (ii) The preparation and filing of prospectuses and registration statements (including Form N-2) and amendments thereto that may be required by Federal or other laws or by the rule or regulation of any duly authorized commission or administrative body. However, the Manager shall not be obligated to pay the costs of preparation, printing or mailing of prospectuses being used in connection with sales of the Fund's shares or otherwise, unless otherwise provided herein.

             (iii) The preparation and filing of all proxy materials.


             (iv) Making arrangements for all Board and stockholder meetings and, to the extent requested by the Board of Directors of the Fund, participating in those meetings.


             (v) The preparation and filing of quarterly, semiannual and annual reports and other communications to stockholders.

             (vi) Responding to questions and requests from stockholders, the financial press and the financial services community.

             (vii) Providing data to the various publications and services which track fund performance.

             (viii) Providing information and reports to the New York Stock Exchange and any other exchange on which the Fund's shares are listed.

             (ix) The valuation of the Fund's portfolio on a weekly basis.

             (x) The maintenance of the accounting records (including book and tax) of the Fund required by Federal and other laws and regulations.

             (xi) Providing information to and answering questions of the Fund's auditors.

             (xii) Monitoring the services, and reviewing the records, provided by the transfer agent and registrar, the dividend disbursing agent and the custodian.

          (d) Furnish the necessary personnel to provide the services set forth herein.

          (e) Furnish to the Fund office space at such place as may be agreed upon from time to time, and all necessary office facilities, basic business equipment, supplies, utilities, property casualty insurance and telephone service for managing the affairs and investments and keeping the general accounts and records of the Fund (exclusive of the necessary records of any transfer agent, registrar, dividend disbursing or reinvesting agent, or custodian), and arrange, if desired by the Board of Directors of the Fund, for officers or employees of the Manager to serve, without or with compensation from the Fund, as officers, directors or employees of the Fund.

          (f) Advise the Board of Directors of the Fund promptly of any change in any senior investment or administrative personnel providing services to the Fund.

     3. Except as otherwise expressly provided herein, the Fund assumes and shall pay or cause to be paid all costs and expenses of the Fund, including, without limitation: (a) all costs and expenses incident to: (i) the registration of the Fund under the Investment Company Act of 1940, as amended (the "Investment Company Act"), or (ii) any public offering of shares of the Fund, for cash or otherwise, including those costs and expenses relating to the registration of shares under the Securities Act of 1933, as amended (the "Securities Act"), the qualification of shares of the Fund under state securities laws, the printing or other reproduction and distribution of any registration statement (and all amendments thereto) under the Securities Act, the preliminary and final prospectuses included therein, and any other necessary documents incident to any public offering, the advertising of shares of the Fund and the review by the National Association of Securities Dealers, Inc. of any underwriting arrangements; (b) the charges and expenses of any registrar or any custodian appointed by the Fund for the safekeeping of its cash, portfolio securities and other property; (c) the charges and expenses of auditors (including preparation of tax returns); (d) the charges and expenses of any stock transfer, dividend agent or registrar appointed by the Fund; (e) broker's commissions chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; (f) all taxes, including securities issuance and transfer taxes, and corporate fees payable by the Fund to Federal, state or other governmental agencies; (g) the cost and expense of engraving or printing of stock certificates representing shares of the Fund; (h) fees involved in registering and maintaining registrations of the Fund and of its shares with the Securities and Exchange Commission and various states and other jurisdictions; (i) all expenses of stockholders' and directors' meetings and of preparing, printing and mailing proxy statements and quarterly, semiannual and annual reports to stockholders; (j) fees and travel expenses of directors of the Fund who are not directors, officers or employees of the Manager or its "affiliates" (as defined in the Investment Company Act); (k) all fees and expenses incident to any dividend or distribution reinvestment program; (l) charges and expenses of outside legal counsel in connection with matters relating to the Fund, including without limitation, legal services rendered in connection with the Fund's corporate and financial structure and relations with its stockholders, issuance of Fund shares, and registrations and qualifications of securities under Federal, state and other laws; (m) association dues; (n) interest payable on Fund borrowings; (o) fees and expenses incident to the listing of Fund shares on any stock exchange; (p) costs of information obtained from sources other than the Manager or its "affiliates" (as defined in the Investment Company Act) relating to the valuation of portfolio securities; and
(q) postage.

     4. The Fund agrees to pay to the Manager, as full compensation for the services to be rendered and expenses to be borne by the Manager hereunder, an annual fee, payable monthly, equal to .50 of 1% of the value of the net assets of the Fund up to and including $150 million; .45 of 1% of the value of the net assets of the Fund over $150 million and up to and including $200 million; and
 .40 of 1% of the value of the net assets of the Fund over $200 million. For purposes of computing the monthly fee, the value of the net assets of the Fund shall be determined as of the close of business on the last business day of each month; provided, however, that the fee for the period from the end of the last month ending prior to termination of this Agreement, for whatever reason, to the date of termination shall be based on the value of the net assets of the Fund determined as of the close of business on the date of termination, and the fee for such period and for the period from the effective date of this Agreement through the end of the month in which the effective date falls will be prorated according to the proportion which such period bears to a full monthly period. Each payment of a monthly fee to the Manager shall be made within the ten days next following the day as of which such payment is so computed.

     5. (a) In the event the expenses of the Fund, including amounts payable to the Manager pursuant to paragraph 4 hereof (but excluding interest, taxes, brokerage commissions and extraordinary expenses), exceed one and one-half percent (1 1/2%) of the first thirty million dollars ($30,000,000) of the average net assets of the Fund, plus one percent (1%) of the average net assets of the Fund in excess of $30,000,000, in each case computed by dividing (i) the sum of the net asset values of the Fund as of the last business day of each week of such fiscal year or of each week during such fiscal year during which this Agreement was in effect, as the case may be, by (ii) the number of weeks of such fiscal year or the number of weeks (including a partial week) during which the Agreement is in effect during such fiscal year, as the case may be, the Manager shall pay to the Fund the amount of such excess as soon as practicable after the end of such fiscal year, and in all events prior to the publication of the annual report of the Fund for such fiscal year; provided, however, that the Manager shall not be obligated to pay any amount to the Fund during any fiscal year in excess of the amount of the advisory fee for such fiscal year.

     (b) At the end of each month of each fiscal year of the Fund, the Manager shall review the expenses of the Fund as outlined in subparagraph (a) of this paragraph 5 which have accrued to and including the period ending with such month and shall estimate such contemplated expenses to the end of such fiscal year. If, as a result of such review and estimate, it appears likely that the expense limitation provided for in subparagraph (a) of this paragraph 5 will be exceeded for such fiscal year, the Manager's fee for such month, as provided in paragraph 4 hereof, shall be reduced, subject to later adjustment, by an amount equal to a pro rata portion (prorated on the basis of the remaining months of the year including the month just ending) of the amount by which the sum of such expenses of the Fund for such fiscal year are expected to exceed the expense limitation.

     (c) If, for any fiscal year of the Fund ending on a date on which this Agreement is in effect, the expenses of the Fund which are includable within the expense limitation described in subparagraph (a) of this paragraph 5 (but reduced by an amount, if any, payable by the Manager pursuant to subparagraph
(a) of this paragraph 5), exceed twenty-five percent (25%) of the gross income of the Fund for such fiscal year, the Manager will pay the amount of such excess to the Fund promptly and in all events prior to the publication of the Fund's annual report for such fiscal year; provided, however, that the Manager shall not be obligated to pay any amount to the Fund during any fiscal year in excess of the amount of the advisory fee for such fiscal year. For purposes of this subparagraph (c), "gross income of the Fund" shall include, but not be limited to, gains from the sale of securities, without offset or deduction for losses from the sale of securities, unpaid interest on debt securities in the Fund's portfolio, accrued to and including the last day of such fiscal year, and dividends declared but not paid on equity securities in the Fund's portfolio, the record dates for which fall on or prior to the last day of such fiscal year.

     6. The services of the Manager to the Fund are not to be deemed exclusive, and the Manager shall be free to engage in any other business or to render investment advisory or management services of any kind to any other corporation, firm, trust, individual or association, including any other investment company, so long as its services hereunder are not impaired thereby. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Manager to engage in any other business or to devote his time and attention in part to the management or other aspects of any other business, whether of a similar or dissimilar nature.

     7. Subject to paragraph 8 hereof, the Manager shall not be responsible for any action of the Board of Directors of the Fund or any committee thereof in following or declining to follow any advice or recommendation of the Manager. The Manager shall be entitled to rely on express written instructions of the President or any Vice President of the Fund or of a majority of the Board of Directors of the Fund.

     8. Neither the Manager, nor any director, officer, agent or employee of the Manager shall be liable or responsible to the Fund or its stockholders except for willful misfeasance, bad faith, gross negligence or reckless disregard of their respective duties. The Fund will hold the Manager harmless against judgments, but not expenses of defense or settlements, rendered against the Manager which (a) result from specific actions or omissions by the Manager in respect of the performance of its obligations hereunder, which specific acts or omissions occur as a result of express written instructions of the President or any Vice President of the Fund or of a majority of the Board of Directors of the Fund, and (b) arise in actions in which there is an express finding that such specific acts or omissions did not constitute willful misfeasance, bad faith, gross negligence or reckless disregard of its duty.

     9. The Manager shall not be liable or responsible for any acts or omissions of any predecessor manager or of any other persons having responsibility for matters to which this Agreement relates, nor shall the Manager be responsible for reviewing any such acts or omissions. The Manager shall, however, be liable for its own acts and omissions subsequent to assuming responsibility under this Agreement as herein provided.

     10. This Agreement shall remain in effect until July 31, 1998, unless sooner terminated as hereinafter provided. This Agreement shall continue in effect from year to year thereafter provided its continuance is specifically approved at least annually by vote of a majority of the outstanding voting securities of the Fund or by vote of the Board of Directors of the Fund, and by a majority of the Board of Directors of the Fund who are not parties to this Agreement or "interested persons" (as defined in the Investment Company Act) of any party to this Agreement, which vote must be cast in person at a meeting called for the purpose of voting on approval of the terms of this Agreement and its continuance; provided, however, that (a) the Fund may, at any time and without the payment of any penalty, terminate this Agreement upon sixty days' written notice to the Manager either by majority vote of the Board of Directors of the Fund or by the vote of a majority of the outstanding voting securities of the Fund; (b) this Agreement shall immediately terminate in the event of its assignment (within the meaning of the Investment Company Act) unless such automatic termination shall be prevented by an exemptive order of the Securities and Exchange Commission; and (c) the Manager may terminate this Agreement without payment of penalty on sixty days' written notice to the Fund. All notices or communications hereunder shall be in writing and if sent to the Manager shall be mailed by first class mail, or delivered, or telegraphed or telexed and confirmed in writing to the Manager at 345 Park Avenue, New York, New York 10154, Attn: Juris Padegs, or at such other address as the Manager shall have communicated in writing to the Fund, and if sent to the Fund shall be mailed by first class mail, or delivered, or telegraphed or telexed and confirmed in writing to the Fund at 101 California Street, Suite 4100, San Francisco, California 94111, Attn: John Packard, or at such other address as the Fund shall have communicated in writing to the Manager.

     11. For purposes of this Agreement, a "majority of the outstanding voting securities of the Fund" shall be determined in accordance with the applicable provisions of the Investment Company Act.

     12. This Agreement shall be construed in accordance with the laws of the State of California and the applicable provisions of the Investment Company Act. To the extent applicable law of the State of California, or any of the provisions herein, conflict with applicable provisions of the Investment Company Act, the latter shall control.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement on the day and year first above written in San Francisco, California.

                                   MONTGOMERY STREET INCOME
                                   SECURITIES, INC.

                                   By:
                                        ----------------------------------
                                       President

                                   SCUDDER KEMPER INVESTMENTS, INC.

                                   By:
                                        ---------------------------------
                                       Managing Director

                                                                       EXHIBIT B

                        COMPARABLE INVESTMENT COMPANIES
                       ADVISED BY THE INVESTMENT MANAGER

     As of June 30, 1997 the Investment Manager or an affiliate managed in excess of $115 billion in assets for individuals, funds and other organizations. The following are open- and closed-end funds with investment objectives similar to the Fund, for whom the Investment Manager provided investment management:


                                                         MANAGEMENT COMPENSATION
                                                       ON AN ANNUAL BASIS BASED ON
                                 TOTAL NET ASSETS                  THE
                                      AS OF             VALUE OF AVERAGE DAILY NET
            NAME                  JUNE 30, 1997                  ASSETS*
-----------------------------    ----------------     ------------------------------
AARP High Quality Bond Fund        $511,905,166       0.490% of net assets.**
Scudder Income Fund                $578,519,502       0.650% to $200 million; 0.600%
                                                       next $300 million; 0.550%
                                                       thereafter.
Scudder Variable Life              $ 65,769,421       0.475% of net assets.
 Investment Fund--Bond
 Portfolio


---------------
 * The Investment Manager has not waived, reduced or otherwise agreed to reduce its compensation under any applicable contract.

** Consists of an Individual Fund Fee Rate of 0.19 of 1% plus an Annual Base Fee in proportion to the ratio of the daily net assets of the fund to the daily net assets of all of the funds (the "AARP Funds") in the AARP Investment Program from Scudder (the "Program"). The Annual Base Fee Rate is 0.35 of 1% on net assets of the Program up to and including $2 billion; 0.33 of 1% on net assets of the Program in excess of $2 billion up to and including $4 billion; 0.30 of 1% on net assets of the Program in excess of $4 billion up to and including $6 billion; 0.28 of 1% on net assets of the Program in excess of $6 billion up to and including $8 billion; 0.26 of 1% on net assets of the Program in excess of $8 billion up to and including $11 billion; 0.25 of 1% on net assets of the Program in excess of $11 billion up to and including $14 billion; and 0.24 of 1% on net assets of the Program in excess of $14 billion.

PROXY              MONTGOMERY STREET INCOME SECURITIES, INC.               PROXY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
              SPECIAL MEETING OF STOCKHOLDERS -- OCTOBER 10, 1997

    The undersigned hereby appoints Thomas F. McDonough, John T. Packard and Daniel Pierce, and each of them, the proxies of the undersigned, with the power of substitution to each of them, to vote all shares of Montgomery Street Income Securities, Inc. (the "Fund") which the undersigned is entitled to vote at the Special Meeting of Stockholders of the Fund to be held at the offices of Scudder, Stevens & Clark, Inc., 101 California Street, Suite 4100, San Francisco, California 94111, on Friday, October 10, 1997 at 9:30 a.m., Pacific time, and at any adjournments thereof.

    UNLESS OTHERWISE SPECIFIED IN THE SQUARES PROVIDED, THE UNDERSIGNED'S VOTE WILL BE CAST FOR EACH NUMBERED ITEM LISTED BELOW.

    The Board members of your Fund, including those who are not affiliated with the Fund or Scudder, recommend that you vote FOR each item.

1. To approve the new Management and Investment Advisory Agreement between the Fund and Scudder Kemper Investments, Inc.

             [ ] FOR             [ ] AGAINST             [ ] ABSTAIN

                           [continued on other side]